UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22922

Aspiration Funds
(Exact name of registrant as specified in charter)

4551 Glencoe Avenue, Marina Del Rey, California 90292
(Address of principal executive offices)  (Zip code)

The Corporation Trust Company
1209 Orange Street, Wilmington, DE  19801
 (Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end: September 30

Date of reporting period: September 30, 2022

Item 1. REPORTS TO STOCKHOLDERS.
(a)
Annual Report 2022
As of the Fiscal Year Ended September 30, 2022

Aspiration Redwood Fund

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Aspiration Redwood Fund (the “Fund”).  The Fund’s shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund’s shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.  Neither the Fund nor the Fund’s distributor is a bank.

The Aspiration Redwood Fund is distributed by Aspiration Financial LLC, Member FINRA/SIPC, 4551 Glencoe Avenue, Marina Del Ray, CA 90292.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Aspiration Redwood Fund (“Fund”) and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates.  Past performance is not a guarantee of future results.

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing.  The prospectus contains this and other information about the Fund.  A copy of the prospectus is available at funds.aspiration.com/redwood/ or by calling the Advisor at 800-683-8529.  The prospectus should be read carefully before investing.

For More Information on the Aspiration Redwood Fund:

See Our Web site at aspiration.com
or
Call Our Shareholder Services Group at 800-683-8529.

2022 Redwood Annual Shareholder Letter
Commentary from Aspiration Management
Dear Aspiration Redwood Fund Shareholder,

Thank you for investing in the Aspiration Redwood Fund.
The past year has been a rough ride for investors, with the first sustained market decline after nearly ten years of virtually uninterrupted gains. It seems like the economy doesn’t know what it should be doing, with inflation at rates not seen since the 1980s and the Fed quickly increasing interest rates from near zero to over three percent, while consumer spending remains high. You could ask 10 economists and get 12 different answers on why this is the case, but a land war in Europe for the first time since World War 2 and a global supply chain that is still recovering from the COVID-19 pandemic certainly do not help.
Even with all this, there is still the ever-present global concern that is the Climate Crisis.
While many of these things are outside of our individual control, one thing we can control is what we do with our money, and that is why we offer the Aspiration Redwood Fund - to give shareholders the ability to choose a fund that seeks to invest in companies based on various financial factors as well as fundamental sustainability factors, such as the environmental, social, and governance performance of such companies.
We believe that an ESG investment strategy that encourages those large companies who are doing better and incentivizes others to catch up is one important way to make change through sustainable investing, while offering the opportunity for long-term growth for our shareholders.
Sincerely,
Aspiration Fund Adviser, LLC Management
UBS Section on Fund Performance

The Aspiration Redwood Fund

The Fund seeks to maximize total return by investing in equity securities that trade in U.S. markets that the Sub-Advisor believes are attractively valued and typically has a strong sustainability profile in order to provide risk-adjusted returns over the longer term.

Market Highlights

Equities and bonds continued to fall in tandem in September, amid persistent concern that stubbornly high inflation would lead central banks to continue raising rates at a rapid pace. Global stocks lost 9.6% and have now more than reversed a rally earlier this summer for a year-to-date negative return of 25.6%. The S&P 500 ended the month with a loss of 9.2% for the month and 4.9% for the quarter - marking the longest run of quarterly losses since 2009. Even defensive markets retreated, with the MSCI UK down 5% and the MSCI Switzerland down 5.8%. The largest decline was in the MSCI China, which lost 14.1%, for a negative return in the third quarter of 29.5%, reflecting diminishing hopes over the prospect for a vigorous economic recovery amid a property crisis and continued COVID-19 lockdowns. For the third quarter as a whole, global equities returned –6.8%, with weak performance in August and September outweighing a bright July. Chinese equities delivered a total return of –21.7% as zero-COVID restrictions and the property crisis weighed on sentiment. Emerging market equities were down 11.6%, with a hawkish Fed, strong US dollar, and geopolitical uncertainty among the headwinds. Rising bond yields weighed on Swiss and Eurozone equities, which lost 4.9% and 4.5%, respectively, during the quarter.
The S&P 500 returned –4.9%, recording its third consecutive quarterly decline for the first time since the global financial crisis. UK equities lost 2.9%, while Japanese stocks were down just 1.6% on the quarter.

Performance

The Fund returned -18.94%* for the 6-month reporting period ended September 30, 2022 and outperformed the S&P 500 Index (the benchmark). The benchmark returned -20.20% for the same reporting period.
Outperformance was mainly driven by positive stock selection in Financials, followed by the portfolio’s underweight to Communication Services. Stock selection in Financials benefitted from rising interest rates, particularly on the insurance side where higher rates boosted profitability; and not owning some mega cap names in Communication Services that had seen sharp sell-offs recently contributed positively to relative performance.
Meanwhile, the portfolio’s structural underweight to Energy, as this portfolio is ex-fossil fuels, detracted from relative performance during the reporting period as energy companies broadly benefitted from rising commodity prices. Stock selection in Real Estate also detracted from relative performance during the time period.

Positioning

We anticipate further volatility as markets continue to grapple with inflationary pressures, monetary tightening, signs of slower growth, and geopolitical uncertainty. Recession risks have clearly increased this year, and we anticipate further earnings revisions as we look to Q3 2022 results. In this environment, we are maintaining our price discipline, taking opportunities to buy or increase positions where we feel the stock price has been punished beyond what the company’s fundamentals imply; and we continue to focus on constructing a well-balanced portfolio that maximizes stock specific risk where possible.

The portfolio’s largest overweights are to Information Technology and Industrials; and are underweight to Consumer Staples and Utilities.

*The returns shown above are based on currently available information and are subject to revision. Past performance is not indicative of future results. Performance figures are gross of fees in USD and do not reflect the deduction of advisory fees or other expenses that reduce client returns.

Aspiration Redwood Fund

Performance Update (Unaudited)

For the period from November 16, 2015 (Date of Initial Public Investment) through September 30, 2022

Comparison of the Change in Value of a $10,000 Investment
This graph assumes an initial investment of $10,000 at November 16, 2015 (Date of Initial Public Investment). All dividends and distributions are reinvested.  This graph depicts the performance of the Aspiration Redwood Fund versus the S&P 500 Total Return Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged.  The comparison is shown for illustrative purposes only.

	Average Annual Total Returns
						Gross	Net
	As of	One	Five	Since	Inception	Expense	Expense
	September 30, 2022	Year	Year	Inception	Date	Ratio*	Ratio*
	Aspiration Redwood Fund - With maximum
	assumed contribution reduction**	-18.52%	5.00%	7.71%	11/16/15	0.87%	0.50%
	Aspiration Redwood Fund - Without maximum
	assumed contribution reduction	-16.52%	7.00%	9.71%	11/16/15	0.87%	0.50%
	S&P 500 Total Return Index	-15.47%	9.24%	10.49%	N/A	N/A	N/A

*	The gross and net expense ratios shown are from the Fund's Financial Highlights as of September 30, 2021.
**
Investors in the Fund are clients of Aspiration Fund Adviser, LLC (the "Advisor") and may pay the Advisor a fee in the amount they believe is fair ranging from 0% to 2% of the value of their investment in the Fund.  The Average Annual Total Returns with a maximum assumed contributed reduction is calculated assuming a maximum advisory fee of 2% is paid by an investor to the Advisor.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting aspiration.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Aspiration Redwood Fund

Schedule of Investments

As of September 30, 2022
		Shares	Value (Note 1)

COMMON STOCKS - 94.40%

Business Services - 1.59%
*	Montrose Environmental Group, Inc.	56,799	$1,911,286
			1,911,286
Communication Services - 2.06%
*	Take-Two Interactive Software, Inc.	22,677	2,471,793
			2,471,793
Consumer Discretionary - 16.05%
	Costco Wholesale Corp.	11,016	5,202,526
	Dollar Tree, Inc.	24,700	3,361,670
	Estee Lauder Cos., Inc.	6,453	1,393,203
	International Flavors & Fragrance, Inc.	15,369	1,395,966
	Starbucks Corp.	22,464	1,892,817
	Sweetgreen, Inc.	75,094	1,389,239
	The TJX Cos., Inc.	52,557	3,264,841
	Vail Resorts, Inc.	6,407	1,381,605
			19,281,867
Consumer Staples - 1.49%
	Sprouts Farmers Market, Inc.	64,369	1,786,240
			1,786,240
Energy - 1.00%
*	Bloom Energy Corp. - Class A	60,313	1,205,657
			1,205,657
Financials - 18.82%
	Ameriprise Financial, Inc.	15,561	3,920,594
	Bank OZK	65,633	2,596,441
	Lazard Ltd.	31,057	988,544
	Marsh & McLennan Cos.	26,616	3,973,503
	Synchrony Financial, Inc.	36,068	1,016,757
	The Allstate Corp.	25,977	3,234,916
	Visa, Inc.	23,153	4,113,130
	Voya Financial, Inc.	45,768	2,768,964
			22,612,849
Health Care - 20.30%
	AbbVie, Inc.	31,099	4,173,797
*	Bio-Rad Laboratories, Inc.	5,939	2,477,394
	Ecolab, Inc.	10,929	1,578,366
	Eli Lilly & Co.	7,686	2,485,268
*	Maravai LifeSciences Holdings, Inc.	31,753	810,654
	MSA Safety, Inc.	23,558	2,574,418
	UnitedHealth Group, Inc.	12,920	6,525,117
*	Vertex Pharmaceuticals, Inc.	12,990	3,761,125
			24,386,139

			(Continued)

Aspiration Redwood Fund

Schedule of Investments - Continued

As of September 30, 2022
		Shares	Value (Note 1)

COMMON STOCKS - Continued

Industrials - 5.29%
*	America Well Corp.	125,806	$451,644
	Aptiv PLC	31,531	2,466,040
	Brunswick Corp.	14,080	921,536
	Regal Rexnord Corp.	13,575	1,905,387
	Rivian Automotive, Inc.	18,400	605,544
			6,350,151
Information Technology - 25.60%
	Adobe Systems, Inc.	3,986	1,096,947
	Advanced Microtechnologies, Inc.	40,952	2,594,719
*	Akamai Technologies, Inc.	42,661	3,426,532
*	Cadence Design Systems, Inc.	21,023	3,435,789
	Micron Technology, Inc.	15,488	775,949
	Microsoft Corp.	31,082	7,238,998
µ	NXP Semiconductors NV	22,189	3,273,099
*	salesforce.com, Inc.	15,704	2,258,863
*	Shoals Technologies Group, Inc.	40,597	874,865
*	SolarEdge Technologies, Inc.	2,052	474,956
*	Vmware, Inc.	34,118	3,632,202
	Western Digital Corp.	51,456	1,674,893
			30,757,812
Materials - 1.20%
	The Azek Co., Inc.	86,930	1,444,777
			1,444,777
Utilities - 0.99%
	American Water Works Co., Inc.	9,119	1,186,929
			1,186,929

	Total Common Stocks (Cost $115,082,710)		113,395,500

REAL ESTATE INVESTMENT TRUST - 2.43%

	Prologis, Inc.	28,700	2,915,920

	Total Real Estate Investment Trust (Cost $2,480,457)		2,915,920

SHORT-TERM INVESTMENT - 3.13%
§	Fidelity Investments Money Market Treasury Portfolio -
	Class I, 0.01%	3,759,728	3,759,728

	Total Short-Term Investment (Cost $3,759,728)		3,759,728

			(Continued)

Aspiration Redwood Fund

Schedule of Investments - Continued

As of September 30, 2022
				Value (Note 1)

Total Value of Investments (Cost $121,322,895) - 99.96%				$120,071,148

Other Assets Less Liabilities - 0.04%				53,456

NET ASSETS - 100.00%				$120,124,604

§	Represents 7-day effective yield as of September 30, 2022.
*	Non-income producing investment
µ	American Depositary Receipt
The following acronym or abbreviation is used in this Schedule:
	NV - Netherlands Security

	Summary of Investments
		% of Net
	By Sector	Assets	Value
	Business Services	1.59%	$ 1,911,286
	Communication Services	2.06%	2,471,793
	Consumer Discretionary	16.05%	19,281,867
	Consumer Staples	1.49%	1,786,240
	Energy	1.00%	1,205,657
	Financials	18.82%	22,612,849
	Health Care	20.30%	24,386,139
	Industrials	5.29%	6,350,151
	Information Technology	25.60%	30,757,812
	Materials	1.20%	1,444,777
	Utilities	0.99%	1,186,929
	Real Estate Investment Trust	2.43%	2,915,920
	Short-Term Investment	3.13%	3,759,728
	Other Assets Less Liabilities	0.04%	53,456
	Total Net Assets	100.00%	$120,124,604

See Notes to Financial Statements

Aspiration Redwood Fund

Statement of Assets and Liabilities

As of September 30, 2022

Assets:
Investments, at value (cost $121,322,895)	$120,071,148
Receivables:
Fund shares sold	44,400
Dividends and interest	67,387
From Advisor	90,356
Prepaid expenses:
Registration and filing expenses	17,653
Transfer agent fees	30

Total assets	120,290,974

Liabilities:
Payables:
Fund shares repurchased	20,971
Accrued expenses:
Trustee fees and meeting expenses	53,303
Professional fees	51,345
Custody fees	26,798
Shareholder fulfillment fees	7,086
Distribution and service fees (note 3)	5,881
Administration fees	627
Security pricing fees	348
Compliance fees	11

Total liabilities	166,370

Net Assets	$120,124,604

Net Assets Consist of:
Paid in Capital	$119,017,349
Distributable earnings	1,107,255

Total Net Assets	$120,124,604
Shares Outstanding, no par value (unlimited authorized shares)	9,208,949
Net Asset Value, Maximum Offering Price, and Redemption Price Per Share	$13.04

See Notes to Financial Statements

Aspiration Redwood Fund

Statement of Operations

For the fiscal year ended September 30, 2022

Investment Income:
Dividends	$2,404,088

Total Investment Income	2,404,088

Expenses:
Transfer agent fees (note 2)	599,408
Trustee fees and meeting expenses	194,130
Administration fees (note 2)	138,237
Custody fees (note 2)	109,307
Professional fees	53,781
Registration and filing expenses	47,533
Fund accounting fees (note 2)	40,827
Compliance fees (note 2)	11,961
Distribution and service fees (note 3)	6,023
Security pricing fees	5,953

Total Expenses	1,207,160

Expenses reimbursed by advisor (note 2)	(501,351)

Net Expenses	705,809

Net Investment Income	1,698,279

Realized and Unrealized Gain (Loss) on Investments

Net realized gain from investment transactions	2,925,561

Change in unrealized depreciation on investments	(28,436,607)

Realized and Unrealized Loss on Investments	(25,511,046)

Net Decrease in Net Assets Resulting from Operations	$(23,812,767)

See Notes to Financial Statements

Aspiration Redwood Fund

Statements of Changes in Net Assets

For the fiscal years ended September 30,	2022	2021

Operations:
Net investment income	$1,698,279	$801,258
Net realized gain on investment transactions	2,925,561	13,717,571
Net change in unrealized appreciation (depreciation) on investments	(28,436,607)	19,158,365

Net Increase in Net Assets from Operations	(23,812,767)	33,677,194

Distributions to Shareholders	(14,504,214)	-
Return of Capital	-	-

Decrease in Net Assets Resulting from Distributions	(14,504,214)	-

Beneficial Interest Transactions
Shares sold	24,136,693	29,892,282
Reinvested dividends and distributions	14,438,187	-
Shares repurchased	(20,195,710)	(23,728,212)

Net Increase in Beneficial Interest Transactions	18,379,170	6,164,070

Net Increase in Net Assets	(19,937,811)	39,841,264

Net Assets:
Beginning of year	140,062,415	100,221,151
End of year	$120,124,604	$140,062,415

Share Information:
Shares Sold	1,517,243	1,833,837
Reinvested Distributions	834,484	-
Shares repurchased	(1,274,826)	(1,462,587)
Net Increase in Shares of Beneficial Interest	1,076,901	371,250

See Notes to Financial Statements

Aspiration Redwood Fund

Financial Highlights

For a share outstanding during each	Investor Class Shares
of the fiscal years ended September 30,	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Year	$17.22	$12.91	$12.81	$13.63	$12.82

Income (Loss) from Investment Operations
Net investment income (loss)	0.18	0.10	0.15	0.14	0.14
Net realized and unrealized gain (loss)
on investments	(2.61)	4.21	1.15	0.06	1.25

Total from Investment Operations	(2.43)	4.31	1.30	0.20	1.39

Less Distributions to Shareholders From:
Net investment income	(0.22)	-	(0.58)	(0.12)	(0.06)
Net realized gains	(1.53)	-	(0.59)	(0.90)	(0.52)
Return of capital	-	-	(0.03)	-	-

Total Distributions	(1.75)	-	(1.20)	(1.02)	(0.58)

Net Asset Value, End of Year	$13.04	$17.22	$12.91	$12.81	$13.63

Total Return (a)	(16.52)%	33.38%	9.96%	2.95%	11.28%

Net Assets, End of Year (in thousands)	$120,125	$140,062	$100,221	$84,597	$79,130

Ratios of:
Gross Expenses to Average Net Assets	0.86%	0.87%	1.28%	1.50%	1.41%
Net Expenses to Average Net Assets	0.50%	0.50%	0.50%	0.50%	0.50%
Net Investment Income to Average
Net Assets	1.20%	0.62%	0.78%	1.23%	1.06%

Portfolio turnover rate	20.03%	33.31%	161.38%	135.10%	110.18%

(a)
Investors in the Fund are clients of Aspiration Fund Adviser, LLC (the "Advisor") and may pay the Advisor a fee in the amount they believe is fair ranging from 0% to 2% of the value of their investment in the Fund. Assuming a maximum advisory fee of 2% is paid by an investor to the Advisor, the Total Return of an investment in the Fund would have been (18.52)%, 31.38%, 7.96%, 0.95%, and 9.28% for the years ended September 30, 2022, 2021, 2020, 2019, and 2018, respectively.

See Notes to Financial Statements

Aspiration Redwood Fund

Notes to Financial Statements

As of September 30, 2022

1.  Organization and Significant Accounting Policies
The Aspiration Redwood Fund (the “Fund”) is a series of the Aspiration Funds (the “Trust”). The Trust was organized as a Delaware statutory trust on October 16, 2013 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The Fund is a separate diversified series of the Trust and commenced operations on November 16, 2015. The investment objective is to maximize total return, consisting of capital appreciation and current income. To achieve its investment objective, the Fund invests in, or seeks exposure to, companies based on various financial factors, as well as fundamental sustainability factors such as the environmental, social, and governance performance of such companies. The Fund invests in equity securities that trade on U.S. securities markets, which may include securities of non-U.S. issuers as well as securities of U.S. issuers. The equity securities in which the Fund invests include, but are not limited to, dividend-paying securities, common stock, preferred stock, equity securities of real estate investment trusts (“REITS”), shares of investment companies, convertible securities, warrants, and rights. The Fund may purchase equity securities in an initial public offering (“IPO”) provided that the investment is consistent with the Fund’s investment strategy. The Fund may, but is not required to, use exchange-traded derivative instruments for risk management purposes or as part of the Fund’s investment strategies.
The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The Fund follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946 “Financial Services – Investment Companies.”
Principles of Accounting
The Fund uses the accrual method of accounting for financial reporting purposes.
Net Asset Value
The net asset value (“NAV”) per share of each class of a Fund is determined by dividing the Fund’s net assets attributable to each class by the number of shares issued and outstanding of that class on each day the New York Stock Exchange (“NYSE”) is open for trading. The Fund has one class of beneficial interests as of September 30, 2022.
Investment Valuation
Equity securities are generally valued by using market quotations but may be valued on the basis of prices furnished by a pricing service selected by the Advisor. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last available quotation. Fixed income securities, including short-term investments with maturities of less than 61 days when acquired, are normally valued on the basis of prices obtained from independent third-party pricing services selected by the Advisor, which are generally determined with consideration given to institutional bid and last sale prices and take into account securities prices, yield, maturity, call features, ratings, institutional sized trading in similar groups of securities  and developments related to specific securities.  Debt obligations with remaining maturities of sixty days or less are valued at their amortized cost.

The Board of Trustees, including the majority of the Trustees who are not “interested persons” of the Trust, as such term is defined in the 1940 Act, has designated Aspiration Fund Advisors, LLC (the “Advisor”) to serve as the “Valuation Designee” under Rule 2a-5 to perform fair value determinations subject to the Board’s oversight.  The Valuation Designee has designated certain individuals at the Advisor (the “Pricing Committee”) to carry out the Advisor’s responsibilities as Valuation Designee to the Trust.  When (i) market quotations are not readily available, or (ii) the validity of the price is otherwise questionable or unreliable, securities are valued as determined in good faith by the Valuation Designee, acting through its Pricing Committee, pursuant to policies and procedures approved by the Board of Trustees.
The Fund may invest in portfolios of open-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.  Open-ended funds are valued at their respective net asset values as reported by such investment companies.
(Continued)

Aspiration Redwood Fund

Notes to Financial Statements – Continued

As of September 30, 2022
Fair Value Measurement
Various inputs are used in determining the fair value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1: quoted prices in active markets for identical securities
Level 2: other significant observable inputs (including quoted prices for similar securities and identical securities in inactive markets, interest rates, credit risk, etc.)
Level 3: significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs as of September 30, 2022, for the Fund’s investments measured at fair value:
Aspiration Redwood Fund
Investments in Securities (a)	Total	Level 1	Level 2	Level 3
Investments
Common Stocks*	$113,395,500	$113,395,500	$-	$-
Real Estate Investment Trust	2,915,920	2,915,920	-	-
Short-Term Investment	3,759,728	3,759,728	-	-
Total Investments	$120,071,148	$120,071,148	$-	$-

* Refer to the Schedule of Investments for a breakdown by sector.
(a) There were no Level 3 investments during the fiscal year ended September 30, 2022.
General Risks
The Fund seeks to achieve its investment objective by investing in companies based on various financial factors and fundamental sustainability factors such as the environmental, social, and governance performance of such companies.  The Fund invests in equity securities that trade on U.S. securities markets, which may include securities of non-U.S. issuers as well as securities of U.S. issuers.  The equity securities in which the Fund invests include, but are not limited to, dividend-paying securities, common stock, preferred stock, equity securities of REITS, shares of investment companies, convertible securities, warrants, and rights. The Fund may purchase equity securities in an IPO provided that the investment is consistent with the Fund’s investment strategy. The Fund may, but is not required to, use exchange-traded derivative instruments for risk management purposes or as part of the Fund’s investment strategies.
Generally, derivatives are financial contracts with value dependent upon, or derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. The derivatives in which the Fund may invest include futures and forward currency agreements. These derivatives may be used for risk management purposes to manage or adjust the risk profile of the Fund. Futures on currencies and forward currency agreements may also be used to hedge against a specific currency. In addition, futures on indices may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments; or to obtain exposure to certain markets. The principal risks of investing in the Fund include: management risk, market risk, equity securities risk, focused investment risk, derivatives risk, convertible securities risk, limited capitalization risk, portfolio turnover risk, IPOs risk, foreign investment risk, futures risk, leverage risk associated with financial instruments, investment company risk, REITS risk, temporary defensive positions risk, and cybersecurity risk. The Fund held no derivatives as of the fiscal year ended September 30, 2022.
(Continued)

Aspiration Redwood Fund

Notes to Financial Statements – Continued

As of September 30, 2022
The COVID-19 pandemic and the recovery response has caused and continues to cause at times reduced consumer demand and economic output, supply chain disruptions, and market closures, travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators have responded in recent years to this situation with significant fiscal and monetary policy changes. These included providing direct capital infusions into companies, introducing new monetary programs, and lowering interest rates. In some cases, these responses resulted in high inflation, low interest rates, and negative interest rates (which have since risen). These actions, including their reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Fund's investments and the performance of the Fund. These actions also contribute to a risk that asset prices have a high degree of correlation across markets and asset classes. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund will depend on future developments, which are highly uncertain and difficult to predict.

Russia’s invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Fund invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Fund’s investments.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date. Realized gains and losses are determined on the identified cost basis, which is the same basis used for Federal income tax purposes.
Expenses
The Fund bears expenses incurred specifically on its behalf as well as a portion of Trust level expenses, which are allocated according to methods reviewed by the Board of Trustees (“Trustees”). Currently, the Fund is the only fund of the Trust and therefore bears all of the Trust level expenses.
Distributions
The Fund may declare and distribute dividends from net investment income (if any) annually.  Distributions from capital gains (if any) are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.
Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period.  Actual results could differ from those estimates.
Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.
(Continued)

Aspiration Redwood Fund

Notes to Financial Statements – Continued

As of September 30, 2022
2.	Transactions with Related Parties and Service Providers
Advisor
Under the Fund’s investment advisory agreement, the Advisor receives an annual advisory fee of 0.00% of the Fund’s average daily net assets. In other words, the Advisor does not charge any management fees with respect to the Fund. Only clients of the Advisor may invest in the Fund. These advisory clients must establish an advisory relationship and open an individual advisory account with the Advisor before investing in the Fund.  The Advisor does not impose a set fee to manage the individual advisory accounts. Instead, advisory clients can pay the Advisor a fee in the amount they believe is fair to manage their individual advisory accounts.
The Advisor has entered into a contractual agreement (the “Expense Limitation Agreement”) with the Trust, on behalf of the Fund, under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in amounts that limit the Fund’s total operating expenses (other than brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments, borrowing costs, taxes, or extraordinary expenses, such as litigation and indemnification expenses) to not more than 0.50% of the average daily net assets of the Fund for the current fiscal year.  The current term of the Expense Limitation Agreement remains in effect until January 31, 2023. While there can be no assurance that the Expense Limitation Agreement will continue after that date, it is expected to continue from year-to-year thereafter.
Reimbursements and waivers of expenses by the Advisor are subject to repayment by the Fund within three years following the date on which waiver or reimbursement occurred if the Fund is able to make the repayment without exceeding the lesser of its current maximum operating expense limit or the maximum operating expense limit in place at the time of the waiver and/or reimbursement.  Please refer to the table below for a breakdown of the reimbursements and repayment periods.
Fiscal Year/Period End	Reimbursement Amount	Repayment Date Expiration
September 30, 2022	$501,351	September 30, 2025
September 30, 2021 September 30, 2020	$480,413 $715,381	September 30, 2024 September 30, 2023
Sub-Advisor
UBS Asset Management (Americas) Inc. (the “Sub-Advisor”) is responsible for management of the Fund’s investment portfolio according to the Fund’s investment objective, policies, and restrictions. The Sub-Advisor is subject to the authority of the Board of Trustees and oversight by the Advisor. The Sub-Advisor is entitled to receive an annual sub-advisory fee, paid by the Advisor – not the Fund – for advisory services provided to the Fund, according to a formula.
Administrator
The Nottingham Company serves as the Fund’s Administrator (the “Administrator”). The Fund pays a monthly fee to the Administrator based upon the average daily net assets of the Fund and subject to a minimum of $2,000 per month.  The Fund incurred $138,237 of fees by the Administrator for the fiscal year ended September 30, 2022.
Fund Accounting Services
The Nottingham Company serves as the Fund’s Fund Accounting Services Provider. Under the terms of the Fund Accounting and Administration Agreement, the Fund Accounting Service Provider calculates the daily net asset value per share and maintains the financial books and records for the Fund. The Fund incurred $40,827 of fees by The Nottingham Company for the fiscal year ended September 30, 2022.
Compliance Services
ACA Global (previously, Cipperman Compliance Services, LLC) provides services as the Trust’s Chief Compliance Officer. ACA Global is entitled to receive customary fees from the Fund for their services pursuant to the Compliance Services agreement with the Fund.  The Fund incurred $11,961 in compliance fees for fiscal year ended September 30, 2022.
Custodian
UMB Bank, N.A. provides services as the Fund’s custodian. For its services, the Custodian is entitled to receive compensation from the Fund pursuant to the Custodian’s fee arrangements with the Fund. The Fund paid $109,307 in custody fees for the fiscal year ended September 30, 2022.
(Continued)

Aspiration Redwood Fund

Notes to Financial Statements – Continued

As of September 30, 2022
Transfer Agent
Nottingham Shareholder Services, LLC (“Transfer Agent”), an affiliate of The Nottingham Company, serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  For its services, the Transfer Agent is entitled to receive compensation from the Fund pursuant to the Transfer Agent’s fee arrangements with the Fund. The Fund paid $599,408 to the Transfer Agent for the fiscal year ended September 30, 2022.
Distributor
Aspiration Financial, LLC (the "Distributor") serves as the Fund's principal underwriter and distributor. For the fiscal year ended September 30, 2022, the Distributor received $125 for its services to the Fund.
Officers and Trustees of the Trust
As of September 30, 2022, certain officers of the Trust were also officers of the Administrator. Certain Trustees and an officer are also officers of the Advisor.
3.	Distribution and Service Fees
The Trustees, including a majority of the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act and who have no direct or indirect financial interest in such plan or in any agreement related to such plan, adopted a distribution plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”). The 1940 Act regulates the manner in which a regulated investment company may assume expenses of distributing and promoting the sales of its shares and servicing of its shareholder accounts. The Plan provides that the Fund may incur certain expenses, which may not exceed 0.25% per annum of the average daily net assets of the Investor Class Shares for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and related offering costs.  For the fiscal year ended September 30, 2022, $6,023 in distribution and service fees were incurred by the Fund.
4.	Purchases and Sales of Investment Securities
For the fiscal year ended September 30, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$32,461,778	$27,840,201

5.   Federal Income Tax
Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.  There were no such reclassifications as of September 30, 2022.
Management reviewed the Fund’s tax positions taken on federal income tax returns for the open tax years ended September 30, 2019, through September 30, 2022, and determined the Fund does not have a liability for uncertain tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the fiscal year ended September 30, 2022, the Fund did not incur any interest or penalties.
The Fund identifies its major tax jurisdictions as the United States of America and the State of California, where the Trust makes significant investments.
Distributions during the fiscal years ended September 30, 2022, and September 30, 2021, were characterized for tax purposes as follows:
	September 30, 2022	September 30, 2021
Ordinary Income	$ 11,195,211	$ -
Long-Term Capital Gains	3,309,003	-

(Continued)

Aspiration Redwood Fund

Notes to Financial Statements – Continued

As of September 30, 2022

At September 30, 2022, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments	$121,976,291

Gross Unrealized Appreciation	12,651,046
Gross Unrealized Depreciation	(14,556,189)
Net Unrealized Depreciation	(1,905,143)

Undistributed Net Investment Income	1,123,804
Accumulated Capital Gains	1,888,594

Distributable Earnings	$ 1,107,255

6.  Beneficial Ownership
The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of September 30, 2022, there were no control persons of the Fund.
7.  Commitments and Contingencies
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.
8.  Subsequent Events
In accordance with GAAP, management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.  Management has concluded there are no additional matters, other than those noted above, requiring recognition or disclosure.

taitweller.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and
Shareholders of the Aspiration Redwood Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of the Aspiration Redwood Fund (the “Fund”), including the schedule of investments, as of September 30, 2022, the related statement of operations, the statement of changes in net assets, and financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The statement of changes in net assets for the year ended September 30, 2021, and the financial highlights for each of the four years in the period ended September 30, 2021 have been audited by other auditors, whose report dated November 29, 2021 expressed unqualified opinion on such financial statements and financial highlights.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audit.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the Fund’s auditor since 2022.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.
TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
November 29, 2022

Aspiration Redwood Fund

Additional Information (Unaudited)

As of September 30, 2022

1.	Proxy Voting Policies and Voting Record
A copy of the policies and procedures used to determine how to vote proxies relating to portfolio securities of the Fund is included as Appendix A to the Fund’s Statement of Additional Information and is available, without charge, upon request, by calling 800-683-8529, and on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at http://www.sec.gov.
2.	Quarterly Portfolio Holdings
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov. You may also obtain copies without charge, upon request, by calling the Fund at 800-683-8529.
3.	Tax Information
We are required to advise you within 60 days of the Fund’s fiscal year-end regarding federal tax status of certain distributions received by shareholders during each fiscal year. The following information is provided for the Fund’s fiscal year ended September 30, 2022.
During the fiscal year ended September 30, 2022, the Fund paid $11,195,211 in income distributions and $3,309,003 in long-term capital gain distributions.
Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many retirement plans may need this information for their annual information meeting.
4.	Schedule of Shareholder Expenses
As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2022 through September 30, 2022.
Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

(Continued)

Aspiration Redwood Fund

Additional Information (Unaudited)

As of September 30, 2022

Investor Class Shares	Beginning Account Value April 1, 2022	Ending Account Value September 30, 2022	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)
	$1,000.00	$ 808.40	$2.27
	$1,000.00	$1,022.56	$2.54
*Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 183/365 (to reflect the six-month period).
5.  Approval of Investment Sub-Advisory Agreement

The Sub-Advisor manages the Fund's daily activity pursuant to an Investment Sub-Advisory Agreement. At a quarterly meeting of the Fund's Board of Trustees on December 7, 2021, the Trustees approved the continuation of the Investment Sub-Advisory Agreement for a one-year period. In considering whether to approve the Investment Sub-Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors: (i) the nature, extent, and quality of the services provided by the Sub-Advisor; (ii) investment performance of the Fund and Sub-Advisor; (iii) the costs of the services provided and fall-out benefits realized by the Sub-Advisor and its affiliates from the relationship with the Fund; (iv) the profitability of the Sub-Advisor; and (v) the extent to which economies of scale are realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund's investors.

The Board reviewed the information prepared by Sub-Advisor relating to the renewal of the existing Investment Sub-Advisory Agreement, including Sub-Advisor’s Form ADV, experience, profitability with respect to the Fund, financial strength and capability, and other pertinent information. The Board also reviewed, among other things, Sub-Advisor’s income statement, fee and performance comparisons, and a copy of the current Investment Sub-Advisory Agreement.

At the same meeting, the Board was asked to consider the approval of a new Investment Sub-Advisory Agreement to take effect upon the completion of a possible change in control of the Advisor (together with the Investment Sub-Advisory Agreement, the “Investment Sub-Advisory Agreements”).  It was noted that the possible change in control of the Advisor would have no impact on Sub-Advisor. It was also noted that the terms of the new Investment Sub-Advisory Agreement would be identical to the existing Investment Sub-Advisory Agreement with the exception of the date of the agreement.

In deciding on whether to approve the Investment Sub-Advisory Agreements, the Trustees considered numerous factors, including:

(i)
Nature, Extent, and Quality of Services. The Trustees considered the responsibilities of the Sub-Advisor under the Investment Sub-Advisory Agreements. The Trustees reviewed the services being provided by the Sub-Advisor to the Fund including, without limitation, the quality of its investment advisory services since the Fund’s inception (including research and recommendations with respect to portfolio securities) and its procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives, policies, and limitations. The Trustees evaluated: the Sub-Advisor’s staffing, personnel, and methods of operating; the education and experience of the Sub-Advisor’s personnel; the Sub-Advisor’s compliance program; and its financial condition. After reviewing the foregoing information and further information in the memorandum from the Sub-Advisor (e.g., descriptions of the Sub-Advisor’s business, compliance program, and the Sub-Advisor’s Form ADV), the Board concluded that the nature, extent, and quality of the services provided by the Sub-Advisor were satisfactory and adequate for the Fund.

(ii)
Performance. The Trustees compared the performance of the Fund with the performance of its benchmark index, comparable funds with similar strategies managed by other investment advisers, and applicable peer group data (e.g., Broadridge peer group average). The Trustees also considered the consistency of the Sub-Advisor’s management of the Fund with its investment objective, policies, and limitations. After reviewing the investment performance of the Fund, the Sub-Advisor’s experience managing the Fund, the Sub-Advisor’s historical investment performance, and other factors, the Board concluded that the investment performance of the Fund and the Sub-Advisor was satisfactory.

(Continued)

Aspiration Redwood Fund

Additional Information (Unaudited)

As of September 30, 2022

(iii)
Fees and Expense; Fall-out Benefits to the Sub-Advisor. The Trustees noted that the fee under the Investment Sub-Advisory Agreements was a percentage of fees received by the Advisor from clients of the Advisor invested in the Fund, calculated after the Advisor’s 10% donation to charity. The Trustees evaluated the Sub-Advisor’s staffing, personnel, and methods of operating; the education and experience of the Sub-Advisor’s personnel; compliance program; the financial condition of the Sub-Advisor; the asset level of the Fund; and the overall expenses of the Fund.

The Trustees noted that the Advisor directly pays for certain expenses of the Fund under an Expense Limitation Agreement in order to help limit the Fund’s annual operating expenses. The Trustees also considered potential benefits for the Sub-Advisor in managing the Fund, including promotion of the Sub-Advisor’s name and the potential for the Sub-Advisor to generate soft dollars from Fund trades that may benefit the Sub-Advisor’s other clients. Upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Sub-Advisor by the Advisor were fair and reasonable in relation to the nature and quality of the services provided by the Sub-Advisor and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

(iv)
Profitability. The Board reviewed the Sub-Advisor’s profitability analysis in connection with its management of the Fund over the past twelve months. The Board considered the quality of the Sub-Advisor’s service to the Fund, and after further discussion, concluded that the Sub-Advisor’s level of profitability was not excessive.

(v)
Economies of Scale. In this regard, the Trustees reviewed the Fund’s operational history and noted that the size of the Fund had not provided an opportunity to realize economies of scale. The Trustees noted that the Fund was a relatively small size and economies of scale were unlikely to be achievable in the near future. It was pointed out that breakpoints in the advisory fee could be reconsidered in the future.

Based upon all of the foregoing considerations, and after further discussion and careful review, the Board of Trustees, including a majority of the Independent Trustees, approved the Investment Sub-Advisory Agreement for the Fund.

6.  Approval of Investment Advisory Agreement

The Advisor supervises the Fund's investments by overseeing the Sub-Advisor, who manages the Fund's daily activity, pursuant to an Investment Advisory Agreement. At a special meeting of the Fund's Board of Trustees on February 2, 2022, the Trustees approved the continuation of the Investment Advisory Agreement for a one-year period. In considering whether to approve the Investment Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors: (i) the nature, extent, and quality of the services provided by the Advisor; (ii) investment performance of the Fund and Advisor; (iii) the costs of the services provided and fall-out benefits realized by the Advisor and its affiliates from the relationship with the Fund; (iv) the profitability of the Advisor; and (v) the extent to which economies of scale are realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund's investors.

The Trustees reviewed and evaluated the written information that the Advisor had presented for the Board’s review, as well as the presentation by the representatives of Advisor. The Board particularly noted, among other considerations, that the Fund’s investment advisory fee and overall operating expenses, net of waivers and reimbursements, are expected to remain competitive with comparable mutual funds, and that the Fund has been managed in a responsible, consistent manner in accordance with its stated investment objectives and policies.
(Continued)

Aspiration Redwood Fund

Additional Information (Unaudited)

As of September 30, 2022

Following their consideration and review of the Investment Advisory Agreement, the Trustees determined that the Agreement would enable shareholders of the Fund to continue to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. Accordingly, the Board, including all of the Independent Trustees, unanimously approved the Investment Advisory Agreement. In reaching their decisions, the Trustees requested and obtained from the Advisor such information as they deemed reasonably necessary to evaluate the Investment Advisory Agreement. The Trustees took into account that the Advisor confirmed that the responses and information provided as part of the Board’s earlier consideration of a new Investment Advisory Agreement relating to a potential change of control transaction had remained materially accurate. In considering the renewal of the Investment Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by Trust counsel and their own reasonable business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any one specific consideration or any particular information that was controlling of their decisions:

(i)
Nature, Extent, and Quality of Services. The Trustees reviewed the services being provided by the Advisor to the Fund including, without limitation, the quality of its investment advisory services since the Fund’s inception; its procedures for overseeing the Sub-Advisor’s investment process and decisions, and assuring compliance with the Fund’s investment objectives, policies and limitations; its coordination of services for the Fund among the Fund’s service providers; and its efforts to promote the Fund, grow the Fund’s assets and assist in the distribution of the Fund’s shares. The Trustees also evaluated: the Advisor’s staffing, personnel, and methods of operation; the education and experience of the Advisor’s personnel; the Advisor’s compliance program; and the financial condition of the Advisor. After reviewing the foregoing information and further information from the Advisor, the Board concluded that the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Fund.

(ii)
Performance. The Trustees considered that they had previously compared the performance of the Fund with the performance of its benchmark index, comparable funds with similar strategies managed by other investment advisers, and applicable peer group data (e.g., Broadridge peer group averages); the consistency of the Advisor’s management of the Fund with its investment objective, policies and limitations; the short-term investment performance of the Fund; the Advisor’s experience overseeing the management of the Fund; and the Advisor’s historical investment performance. Upon further consideration, the Board concluded that the investment performance of the Fund and the Advisor was satisfactory.

(iii)
Fees and Expenses; Fall-out Benefits to the Advisor. The Board considered the fees and expenses in connection with the Advisor’s management of the Fund, including any fall-out benefits derived by the Advisor and its affiliates resulting from its relationship with the Fund. In considering the costs of the services provided by the Advisor and the benefits derived by the Advisor and its affiliates, the Trustees noted that the management fee for the Fund is 0% of average daily net assets, with shareholders being made up entirely of clients of the Advisor, and that those clients pay the Advisor directly, rather than through the Fund via a management fee charged to the Fund.

The Trustees noted that the clients of the Advisor may choose to pay the Advisor between 0% and 2%. The Trustees considered the Advisor’s staffing, personnel, and methods of operation; the education and experience of the Advisor’s personnel; the Advisor’s compliance program; the financial condition of the Advisor; the level of commitment to the Fund and the Advisor’s by the principals of the Advisor; the asset levels of the Fund; the overall expenses of the Fund, including certain prior fee waivers and reimbursements by the Advisor; and the nature and frequency of advisory fee payments. The Trustees also considered the potential benefits for the Advisor in managing the Fund, including the promotion of the Advisor’s name and the ability for the Advisor to place small accounts into the Fund. The Trustees considered that they had previously compared the fees and expenses of the Fund (including the management fees) to other funds comparable in terms of the type of fund, the nature of its investment strategy, and its style of investment management, among other factors. Upon further consideration and discussion of the foregoing, the Board concluded that, due to the Advisor’s receipt of payment directly from its clients, the lack of fees to be paid to the Advisor by the Fund was fair and reasonable in relation to the nature and quality of the services provided by the Advisor and that it reflected charges that were within a range of what could have been negotiated at arm’s length.

(Continued)

Aspiration Redwood Fund

Additional Information (Unaudited)

As of September 30, 2022

(iv)
Profitability. The Trustees considered that they had previously reviewed the Advisor’s profitability in connection with its management of the Fund. The Board considered the quality of the Advisor’s service to the Fund, in connection with the Advisor’s “Pay What Is Fair” model.

(v)
Economies of Scale. The Trustees noted that the Fund does not have a traditional advisory fee. The Trustees noted that shareholders would benefit from their ability to individually allocate between 0.0% and 2.0% of the net asset value of their account per year as payment to the Advisor.

The Trustees noted that they had previously reviewed the Fund’s operational history (and noted that the size of the Fund had not provided an opportunity to realize economies of scale), and they noted that the Fund was a relatively small size and economies of scale were unlikely to be achievable in the near future. Following further discussion of the Fund’s asset levels and expectations for growth, the Board determined that the Fund’s fee arrangements were fair and reasonable at the present time in relation to the nature and quality of the services provided by the Advisor.

Based upon all of the foregoing considerations, and after further discussion and careful review, the Board of Trustees, including a majority of the Independent Trustees, approved the Investment Advisory Agreement for the Fund.

7.     Liquidity Risk Management Program

The Fund has adopted and implemented a Program pursuant to Rule 22e-4, or the “Liquidity Rule,” under the 1940 Act, which requires a mutual fund to adopt a liquidity risk management program (“Program”). The Program is intended to provide a framework for: (1) assessing and managing the Fund’s liquidity risk (i.e., the risk that the Fund could not meet requests to redeem shares without significantly diluting remaining investors’ interests) based on a variety of factors, including the Fund’s investment strategy and liquidity of its portfolio investments, (2) classifying the liquidity of the Fund’s investments, (3) determining the Fund’s highly liquid investment minimum (“HLIM”), if applicable, (4) complying with the Fund’s illiquid investment limit, and (5) reporting to the Fund’s Board of Trustees. The Board of Trustees designated the Advisor (the “Program Administrator”) to administer the Program. The Program Administrator has established a governance committee to assist the Program Administrator in administering the Program.

Under the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories defined by the SEC: highly liquid, moderately liquid, less liquid, and illiquid. Liquidity classifications take into account a variety of market, trading, and investment factors, including the Fund’s reasonably anticipated trade size, and the Program Administrator has engaged a third-party vendor to assist with the classification of portfolio investments.

The Liquidity Rule prohibits mutual funds from acquiring investments that would cause their illiquid investments to exceed 15% of net assets. The Liquidity Rule also requires funds that do not primarily hold assets that are highly liquid investments to determine a minimum percentage of net assets to be invested in highly liquid investments (the “HLIM”). The Program includes provisions designed to comply with the 15% limit on illiquid investments and for determining and complying with the HLIM requirement, as applicable.

In accordance with the Liquidity Rule, the Program Administrator prepared, and the Fund’s Board of Trustees reviewed, a report regarding the operation and effectiveness of the Program for the period from for the period December 1, 2020 through October 31, 2021. The report concluded that the Program operated effectively to assess and manage the liquidity risk of the Fund, and that the Program Administrator believes that the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to the Fund’s liquidity developments.

8.     Change of Independent Registered Public Accounting Firm
At a meeting held on October 10, 2022, the Audit Committee and Board accepted the resignation of KPMG, LLP (“KPMG”) as the independent registered public accounting firm for the Fund. At the same meeting, based on the recommendation and approval of the Audit Committee, the full Board of Trustees of the Funds approved the appointment of Tait, Weller & Baker LLP as the Fund’s independent registered public accounting firm for the fiscal year ending September 30, 2022.
(Continued)

Aspiration Redwood Fund

Additional Information (Unaudited)

As of September 30, 2022
The reports of KPMG on the Fund’s financial statements for the last fiscal year contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Fund’s most recent fiscal year, and through KPMG’s resignation, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Funds’ financial statements for such years. During the most recent fiscal year, and through KPMG’s resignation, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the SEC.

KPMG has been asked to prepare a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter will be filed as an Exhibit to the Form N-CSR filing to be made on or before December 9, 2022.

9.   Information about Trustees and Officers
The business and affairs of the Fund and the Trust are managed under the direction of the Board of Trustees of the Trust.  Information concerning the Trustees and officers of the Trust and Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund at 800-683-8529. The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.  The Independent Trustees received aggregate compensation of $198,000 during the fiscal year ended September 30, 2022, from the Fund for their services to the Fund and Trust. This compensation amount includes payments made by the Fund to the Trustees after the fiscal year ended September 30, 2022, to reflect the retroactive application of the revised Trustee compensation rates effective January 1, 2021.

Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Chuck Daggs (1947) 116 South Franklin Street Rocky Mount, NC 27804	Chairman and Independent Trustee	Trustee Since 06/2018, Chair since 09/2021	Trustee, University of Maryland (January 2014 – Present); Chairman of the Board for Kipp Bay Area School (January 2000 – Present).	1	Trustee, University of Maryland; Chairman of the Board, Kipp Bay Area Schools.
Coby A. King (1960) 116 South Franklin Street Rocky Mount, NC 27804	Independent Trustee	Since 01/2016	President and Chief Executive Officer of High Point Strategies, LLC (Public Affairs Consulting) since 2013.	1	Treasurer of the Board, Valley Industry & Commerce Association (VICA).

(Continued)

Aspiration Redwood Fund

Additional Information (Unaudited)

As of September 30, 2022

Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
David L. Kingsdale (1963) 116 South Franklin Street Rocky Mount, NC 27804	Independent Trustee	Since 10/2014	Chief Executive Officer of Millennium Dance Media, LLC since 2010; Principal of DLK, Inc. (media consulting agency) since 2005; Principal of King’s Ransom, LLC (mergers and acquisitions) 06/2021-present; Head of Acquisitions, Acceleration LLC, 05/2018-05/2021.	1	The Giving Back Fund (nonprofit sector); Prime Access Capital (financial services).
Interested Trustee*
Andrei Cherny (a) (1975) 116 South Franklin Street Rocky Mount, NC 27804	Interested Trustee, Principal Executive Officer, and President	Trustee Since 08/2017; President Since 2/2014	Chief Executive Officer of Aspiration Partners, LLC since 2013.	1	Board Member and President for Democracy: a Journal of Ideas (public sector).
Alexandra Horigan (1983) 116 South Franklin Street Rocky Mount, NC 27804	Interested Trustee	Since 08/2017	Vice President of Strategic Initiatives of Aspiration Partners, Inc. since 2018; Vice President of Operations of Aspiration Partners, Inc. (2012-2018).	1	None
*Basis of Interestedness. Mr. Cherny and Ms. Horigan are each an Interested Trustee because each is an Officer of Aspiration Fund Advisers, LLC, the investment adviser to the Fund.

Name and Date of Birth	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years
Officers
Douglas Tyre (1980) 116 South Franklin Street Rocky Mount, NC 27804	Chief Compliance Officer	Since 12/2020
Compliance Director, AGA Global (previously, Cipperman Compliance Services, LLC) (07/2019 – Present). Assistant Compliance Director, Cipperman Compliance Services, LLC (2018 – 2019). Manager, Cipperman Compliance Services, LLC (2014 – 2017).

Mike Shuckerow (1971) 116 South Franklin Street Rocky Mount, NC 27804	Treasurer, Principal Accounting Officer, and Principal Financial Officer	Since 12/2020
Chief Legal Officer, Aspiration Partners, Inc. (2019 – present); Chief Executive Officer, Aspiration Financial, LLC (2019 – present); Board Advisor, Vestwell (2016 – present); Head of Legal and Compliance, Vestwell (2016 – 2018).

Tracie A. Coop (1976) 116 South Franklin Street Rocky Mount, NC 27804	Secretary	Since 12/2019	General Counsel, The Nottingham Company since 2019; Vice President and Managing Counsel, State Street Bank and Trust Company from 2015 to 2019.

(Continued)

Aspiration Redwood Fund

Additional Information (Unaudited)

As of September 30, 2022

(a)	Change in Principal Executive Officer and President
As of November 15, 2022, Andrei Cherny resigned as the Principal Executive Officer and President of the Trust.  Olivia Albrecht was then appointed and approved by the Board of Trustees as the Principal Executive Officer and President of the Trust.

Aspiration Redwood Fund
is a series of
Aspiration Funds

For Shareholder Service Inquiries: Aspiration Fund Adviser, LLC 4551 Glencoe Avenue Marina Del Rey, CA 90292	For Investment Advisor Inquiries: Aspiration Fund Adviser, LLC 4551 Glencoe Avenue Marina Del Rey, CA 90292

Telephone: 800-683-8529 World Wide Web @: aspiration.com	Telephone: 800-683-8529 World Wide Web @: aspiration.com

(b) Not applicable.
Item 2.	CODE OF ETHICS.
(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	During the period covered by this report, there have been no substantive amendments to the provisions of the Code of Ethics.
(d)	During the period covered by this report, the registrant did not grant any waivers to the provisions of the Code of Ethics.
(f)(1)	A copy of the Code of Ethics is filed with this Form N-CSR as Exhibit 13(a)(1).
Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert. At this time, the registrant’s Board of Trustees believe that the collective knowledge and experience provided by the members of the audit committee collectively offer the registrant adequate oversight for the registrant’s level of financial complexity.
Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)	Audit Fees – Audit fees billed for the Aspiration Redwood Fund (the Fund”), a series of the Trust, for the last two fiscal years are reflected in the table below.
For the fiscal year ended September 30, 2021, these amounts represent aggregate fees billed for professional services rendered by the registrant’s independent accountants KPMG, LLP (“Former Accountant”), for the audit of the Fund’s annual financial statements or services that are normally provided by the Former Accountant in connection with the registrant’s statutory and regulatory filings or engagements for those fiscal years.
Fund	September 30, 2021
Aspiration Redwood Fund	$30,000

For the fiscal year ended September 30, 2022, these amounts represent aggregate fees billed for professional services rendered by the registrant’s independent accountants Tait, Weller & Baker LLP (“Accountant”), for the audit of the Fund’s annual financial statements or services that are normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings or engagements for those fiscal years.
Fund	September 30, 2022
Aspiration Redwood Fund	$20,000

(b)
Audit-Related Fees –There were no additional fees billed in the fiscal year ended September 30, 2021, for assurance and related services by the Former Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements and that were not reported under paragraph (a) of this Item.

There were no additional fees billed in the fiscal year ended September 30, 2022, for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements and that were not reported under paragraph (a) of this Item.

(c)
Tax Fees – The tax fees billed in the fiscal year ended September 30, 2021, for professional services rendered by the Former Accountant for tax compliance, tax advice, and tax planning are reflected in the table below. These services were for the completion of the Fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	September 30, 2021
Aspiration Redwood Fund	$17,500

The tax fees billed in the fiscal year ended September 30, 2022, for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below. These services were for the completion of the Fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	September 30, 2022
Aspiration Redwood Fund	$5,000

(d)
All Other Fees – There were no other fees billed in the fiscal year ended September 30, 2021, for products and services provided by the Former Accountant, other than the services reported in paragraphs (a) through (c) of this Item.

There were no other fees billed in the fiscal year ended September 30, 2022, for the products and services provided by the Accountant, other than the services reported in paragraphs (a) through (c) of this Item.
(e)(1)
The registrant’s Board of Trustees pre-approved the engagement of the Former Accountant for the fiscal year ended September 30, 2021, at an audit committee meeting of the Board of Trustees called for such purpose. The registrant’s Board of Trustees pre-approved the engagement of the Accountant for the fiscal year ended September 30, 2022, at an audit committee meeting of the Board of Trustees called for such purpose and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose.  The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Not applicable.

(g)
Aggregate non-audit fees billed by the Former Accountant to the Fund for services rendered for the fiscal year ended September 30, 2021 were $17,500. There were no fees billed by the Former Accountant for non-audit services rendered to the Fund’s investment adviser, or any other entity controlling, controlled by, or under common control with the Fund’s investment adviser.

Aggregate non-audit fees billed by the Accountant to the Fund for services rendered for the fiscal year ended September 30, 2022 were $5,000. There were no fees billed by the Accountant for non-audit services rendered to the Fund’s investment adviser, or any other entity controlling, controlled by, or under common control with the Fund’s investment adviser.
(h)	Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
Item 6.	SCHEDULE OF INVESTMENTS.
A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None.

Item 11.	CONTROLS AND PROCEDURES.
(a)
The President, Principal Executive Officer, and Principal Financial Officer and the Treasurer and Principal Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
Item 13.	EXHIBITS.
(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are filed herewith.
(a)(3)	Not applicable.
(a)(4)	The information regarding the change in the Registrant's independent public accounting firm pursuant to Item 4 of Form 8-K and Item 304(a)(1) of Regulation S-K is filed herewith.
(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aspiration Funds

/s/ Olivia Albrecht
Date: January 25, 2023	Olivia Albrecht President, Principal Executive Officer, and Principal Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Olivia Albrecht
Date: January 25, 2023	Olivia Albrecht President, Principal Executive Officer, and Principal Financial Officer